Exhibit 10.1

October 30, 2019

Freshpet, Inc.

400 Plaza Drive FL 1

Secaucus, NJ 07094 Attention: Richard Kassar

Re: First Amendment to Fourth Amended and Restated Loan and Security Agreement Ladies and Gentlemen:

We refer to that certain Fourth Amended and Restated Loan and Security Agreement dated as of May 15, 2019, by among the lenders identified on the signature pages thereof (such lenders, together with their respective successors and permitted assigns, each individually a “Lender” and collectively “Lenders”), City National Bank, a national banking association (“CNB”), as the lead arranger and administrative agent for the Lenders (in such capacity as administrative agent, together with its successors and assigns in such capacity, “Agent”), and Freshpet, Inc., a Delaware corporation (the "Borrower") (as amended, modified or supplemented from time to time, the “Loan Agreement”). Capitalized terms used herein and not defined shall have the meanings assigned to them in the Loan Agreement.

The Borrower has requested, and the Required Lenders have agreed, effective as of the date first set forth above, to amend the Loan Agreement to (i) increase the maximum Capital Expenditures covenant for fiscal year 2019 and (ii) add a new provision regarding supported qualified financial contracts, in each case, as set forth below. Accordingly, the parties hereto agree as follows:

The table in Section 7.18(b)(i) of the Loan Agreement is hereby amended and restated in its entirety, to read as follows:

“Fiscal Year	Maximum Capital Expenditures
2019	$99,000,000
2020	$69,000,000
2021	$13,000,000
2022	$13,000,000
2023	$23,000,000
2024	$25,000,000”

Exhibit 10.1

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Exhibit 10.1

A new Section 17.14 is hereby added to the Loan Agreement, immediately following existing Section 17.13 of the Loan Agreement, to read as follows:

“Section 17.14 Acknowledgement Regarding Any Supported QFCs. To the extent that this Agreement and any other Loan Document provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of California and/or of the United States or any other state of the United States):

(a)

In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b)As used in this Section 17.14, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

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Exhibit 10.1

(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.”

This letter amendment (this “Agreement”) shall become effective upon receipt by the Agent of a fully-executed counterpart of this Agreement signed by the Borrower, the Guarantors, and the Required Lenders.

The governing law, judicial reference, jury trial waiver and venue provisions of Section 13 of the Loan Agreement are incorporated herein by this reference mutatis mutandis. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. Delivery of an executed counterpart hereof by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart. Except as amended hereby, all of the provisions of the Loan Agreement and the other Loan Documents shall remain unmodified and in full force and effect except that each reference to the “Agreement” in the Loan Agreement, or words of like import in any Loan Document, shall mean and be a reference to the Loan Agreement as amended hereby. This Agreement shall be deemed a “Loan Document” as defined in the Loan Agreement.

[Signature Pages follow]

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Exhibit 10.1

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Exhibit 10.1

If you are in agreement with the foregoing, please execute this letter in the space provided below.

Very truly yours ,

CITY NATIONAL BANK,

a national banking association,

as Agent, Lead Arranger and as a Lender

By:

Name:

Title:

Garen Papazyan Senior Vice President

BANK OF AMERICA, N.A.,

a national banking association. as a Lender

By :                                                                               Name: Title:

[Signature Page to First Amendment]

Exhibit 10.1

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Exhibit 10.1

If you are in agreement with the foregoing, please execute this letter in the space provided below.

Very truly yours,

CITY NATIONAL BANK,

a national banking association,

as Agent, Lead Arranger and as a Lender

By:

Name:

Title: _______________________________________

Exhibit 10.1

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[Signature Page to First Amendment]

Exhibit 10.1

FRESHPET, INC.,

a Delaware, as Borrower

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Exhibit 10.1

Exhibit 10.1

[Signature Page to First Amendment ]

By executing below, each of the undersigned acknowledges the foregoing amendment to the Loan Agreement, and hereby reaffirms all its obligations under the Loan Documents to which it is a party:

Exhibit 10.1

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[Signature Page to First Amendment ]

Exhibit 10.1

FRESHPET EUROPE LTD, a United Kingdom private limited company,

By: Cathal Walsh

Name: CATHAL WALSH.

Title: Co-founder and Managing Director

FRESHPET NE B.V., a Dutch private liability company,

By: Cathal Walsh

Name: CATHAL WALSH.

Title: Cofounder and Managing Director.

Exhibit 10.1

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[Signature Page to First Amendment]